                                                                   Exhibit 10.66


                 SHANGHAI TECHUR TECHNOLOGY DEVELOPING CO., LTD.


                   AGREEMENT ON TRANSFER OF SHARES' OWNERSHIP
                   ------------------------------------------
                             SUPPLEMENTARY AGREEMENT
                             -----------------------


                                 AUGUST 15, 2002

                 SHANGHAI TECHUR TECHNOLOGY DEVELOPING CO., LTD.

                   AGREEMENT ON TRANSFER OF SHARES' OWNERSHIP

                             SUPPLEMENTARY AGREEMENT

This agreement is signed by and between the parties listed below in Beijing on Aug. 15, 2002 as a supplement to the AGREEMENT OF SHANGHAI TECHUR TECHNOLOGY DEVELOPING CO., LTD ON TRANSFER OF SHARES' OWNERSHIP (hereinafter referred to as "SHARES TRANSFER AGREEMENT") signed in Beijing on Aug. 15, 2002.

PARTY A: Shanghai Zhengda Investment Management Co., Ltd

PARTY B: Liang Zhihua

PARTY C: Shanghai Tiandi Science & Technology Investment Development Co, Ltd

PARTY D: Shanghai Qingpu Science & Technology Garden Investment Consulting Co., Ltd

PARTY E: Qian Weijun

PARTY F: Wu Yubin

PARTY G: Wang Xiaoxiang

PARTY H: Rich Sight Investment Limited

NOTE: Party A, B, C, D, E, F and G are referred to by a joint name as "ASSIGNING PARTY" hereunder.

WHEREAS:

The Agreement on Transfer of Shares' Ownership of Shanghai Techur Technology Developing Co., Ltd. sign by and between the assigning parties and Party H failed to fully discuss the details of QUID PRO QUO FOR TRANSFER OF SHARES' OWNERSHIP as well as PAYMENT OF QUID PRO QUO FOR TRANSFER OF SHARES' OWNERSHIP. This supplementary agreement is made hereby via friendly consultation to specify responsibilities and rights for all parties so that the SHARES TRANSFER AGREEMENT is better performed:

ARTICLE 1: MODIFICATION & SUPPLEMENT TO ARTICLE 2: QUID PRO QUO FOR TRANSFER, OF SHARES TRANSFER AGREEMENT

1. The quid pro quo for this transfer of shares' ownership under the SHARES TRANSFER AGREEMENT shall be adjusted to 31 million RMB from 15.5 million RMB. After completion of the said transfer, Party H or any third party designated by Party H shall hold 100% of the shares of the target company.

2. Conditions for Party H to perform the acquisition at the price regulated whereupon:

      (1) The net revenue of the target company shall not be less than 20.67 million RMB during the period from July 1, 2002 to June 30, 2003;

      (2) The target company shall keep its net profit at least 10% in 12 months since July 1, 2002 to June 30, 2003. Besides, in sixth months prior to and after that period, there shall not be any deficit to the target company.

      (3) In order to calculate the actual net revenue during those 12 months from July 1, 2002 to June 30, 2003, the ratio between the net revenue from the sales of hardware and the total net revenue during the said period shall not exceed that for the period from January 1, 2001 to June 30, 2002.

      (4) The actual net revenue obtained from Jul. 1, 2002 to Jun. 30, 2003 shall be audited by an individual CPA firm in compliance with the accounting policies generally accepted in the USA.

      (5) The calculation of annual (semiannual) net profit shall be audited by an individual CPA firm in compliance with the accounting policies generally accepted in the USA.

3. The total purchasing price for the 100% of the shares of the target company shall be raised to 1.5 times higher than the net revenue achieved during the period from July 1, 2002 to June 30, 2003 if it is less than
      20.67 million RMB but more than 13 million RMB.

4. The total purchasing price for Party H to conduct the acquisition of the target company shall be adjusted to 15.5 million RMB, on condition that, during the period from July 1, 2002 to June 30, 2003, the target company fails to maintain a net profit ratio of 10%, or the net revenue of the target company is less than 13 million RMB, or the target company incurs deficit in six months prior to or after that period.

5. If the financial status of the target company during the period from July 1, 2002 to June 30, 2003 remains congruent with Term 3 and Term 4, Article 1 of this agreement, the final purchasing price shall be the one lower between.

6. Upon the completion of the transfer formalities, Party H shall appoint a financial controler and also other financial or auditing staff with its own judgment for the target company. The target company shall be responsible for the payment of the wages and the concerning labor reward to the financial controler and other financial or auditing staff. No obvious shift to the original structure of the other managing staff shall be conducted before June 30, 2003.

7. As a supervising solution, Party H agrees to send the monthly and annul financial statements and reports for the period from July 1, 2002 to June 30, 2003 in due course to Party A, and obliges the appointed financial controler of the target company to provide consulting service to Party A.

ARTICLE 1: MODIFICATION TO CLAUSE 1, ARTICLE 4: PAYMENT OF QUID PRO QUO FOR TRANSFER, OF SHARES TRANSFER AGREEMENT

1. All parties agree with the below terms on the premise that all stipulations of the ARTICLE 3: CONDITIONS FOR THE TRANSFER in the SHARES TRANSFER AGREEMENT have been satisfied:

(1) Party H shall make the payment of 775,000 RMB to assigners in 5 five working days since the date when this agreement is signed, and then make another payment of 14.725 million RMB in ten working days upon completion of all the transfer formalities;

(2) If the financial status of the target company for the period from July 1, 2002 to June 30, 2003 meet the conditions of Term 2, Article 1 of this agreement simultaneously according to the written auditing report provided by an individual CPA firm, Party H shall make the final payment of 15.5 million RMB to assigners in ten working days since the date when the auditing report is issued;

(3) For the period from July 1, 2002 to June 30, 2003, according to the written financial report provided by an individual CPA firm, if the final investment appraisal of the target company exceeds 15.5 million RMB pursuant to the regulations of Term 3, 4 and 5, Article 2 of this agreement, Party H shall make up the balance in ten working days since the date when the auditing report is issued. If the final investment appraisal is less than 15.5 million RMB conforming to the regulations of Term 3, 4 and 5, Article 1 of this agreement, Party H shall not make any payment.

ARTICLE 3: This agreement, as a supplement to the SHARES TRANSFER AGREEMENT, shall be binding on all parties equally hereto. In case of any other issues that this agreement fails to cover, it is recommended to refer to the SHARES TRANSFER AGREEMENT. Should any conflicts be found between this agreement and the SHARES TRANSFER AGREEMENT, this agreement shall prevail.

ARTICLE 4: This complementary agreement is made in Chinese language in eight originals, one for each party and all copies being equally authentic. This complementary agreement shall enter into effect upon the date of being signed by the authorized representatives of all parties.

PARTY A: Shanghai Zhengda Investment Management Co., Ltd (Seal)
SIGNATURE: /s/
PARTY B: Liang Zhihua

SIGNATURE: /s/

PARTY C: Shanghai Tiandi Science & Technology Investment Development Co, Ltd
(Seal)
SIGNATURE OF LEGAL REPRESENTATIVE/ REPRESENTATIVE: /s/

PARTY D: Shanghai Qingpu Science & Technology Garden Investment Consulting Co., Ltd (Seal)
SIGNATURE OF LEGAL REPRESENTATIVE/ REPRESENTATIVE: /s/

PARTY E: Qian Weijun
SIGNATURE: /s/

PARTY F: Wu Yubin
SIGNATURE: /s/

PARTY G: Wang Xiaoxiang
SIGNATURE: /s/

PARTY H: Rich Sight Investment Limited
SIGNATURE OF LEGAL REPRESENTATIVE/ REPRESENTATIVE: /s/